Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”) is entered as of the 22nd day of September, 2026, into by and between Sheng YinHao (“Purchaser”) and Guy Pirotsky (“Seller”), with respect to shares of common stock of Natics Corp., a Wyoming corporation (“NTCS”).

RECITALS

WHEREAS, Seller is the owner of 3,000,000 shares of common stock (the “Subject Shares”) of NTCS, which Subject Shares are restricted securities, by virtue of their not having been registered under Section 5 of the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, Purchaser desires to purchase the Subject Shares from Seller on the terms and conditions set forth in this Agreement.

AGREEMENT

In order to consummate this Agreement, Purchaser and Seller, in consideration of the mutual covenants and on the basis of the representations and warranties set forth, agree as follows:

1.	Purchase of Subject Shares.

1.01       Purchase. Subject to the terms and conditions of this Agreement, Seller shall transfer and sell to Purchaser all indicia of ownership representing the Subject Shares, which shall be restricted shares subject to no encumbrances, duly endorsed in blank and delivered upon payment therefor on the Closing Date (defined below).

1.02       Consideration for Purchase. In payment of the Subject Shares, Purchaser shall pay to Seller the sum of USD$535,000.00 (the “Purchase Price”) in immediately available funds on the Closing Date (defined below). Payment of the Purchase Price shall be made in the manner prescribed by Seller pursuant to Section 6(a).

2.	Establishment of Escrow.

2.01       Appointment of Escrow Agent. Purchaser and Seller hereby appoint Eric Newlan acting on behalf of Newlan Law Group, PLLC, as escrow agent (the “Escrow Agent”) under this Agreement, and Escrow Agent hereby accepts such appointment.

2.02       Escrow of Deliverables. On or before September 25, 2026 (the “Escrow Date”), Purchaser shall deliver to Escrow Agent the items required to be delivered by Section 1.01 and the items required to be delivered by Section 6(a). On or before the Escrow Date, Seller shall deliver to Escrow Agent the items required to be delivered by Section 1.02 and the items required to be delivered by Section 6(b). The items to be delivered to Escrow Agent by Purchaser and Seller are referred to collectively as the “Escrow Deliverables”.

Subject to, and in accordance with, the terms and conditions hereof, Escrow Agent agrees that he shall receive, hold in escrow and release or distribute the Escrow Deliverables.

2.03       Receipt of Escrow Deliverables. Receipt of the Escrow Deliverables shall be confirmed, in writing delivered by e-mail to Purchaser and Seller, by Escrow Agent as soon as practicable following his receipt of same.

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2.04.       Disbursement of Escrow Deliverables. Escrow Agent is hereby authorized to make disbursements of the Escrow Deliverables and the Closing Amount, in accordance with the terms of Section 5. In this regard, Seller hereby specifically authorizes Escrow Agent to rely on written instructions received by Escrow Agent via e-mail from David Cupcea (david06cupcea@zohomail.eu), Passeig del Born, 66, Barcelona 08003, Spain.

2.05       Scope of Undertaking. Escrow Agent’s duties and responsibilities in connection with this Agreement shall be purely ministerial and shall be limited to those expressly set forth in this Section 2. Escrow Agent shall not be liable for any error in judgment, any act or omission, any mistake of law or fact, or for anything he may do or refrain from doing in connection herewith, except for his own fraud, willful misconduct or gross negligence.

2.06.       Indemnification. Purchaser and Seller hereby jointly and severally agree to indemnify Escrow Agent against, and hold Escrow Agent harmless from, any and all reasonable and documented out-of-pocket expenses incurred after the date hereof.

2.07.       Compensation and Reimbursement of Expenses. Escrow Agent shall receive no compensation for his serving as Escrow Agent.

2.08.       Termination by Purchaser and Seller. By mutual agreement, Purchaser and Seller shall have the right, at any time, to terminate their appointment of Escrow Agent as the escrow agent hereunder.

3.	Duties and Rights of Escrow Agent.

The agreements and obligations of the Escrow Agent are subject to the following provisions:

(a)       Escrow Agent’s duties hereunder are limited solely to the safekeeping of the Escrow Deliverables in accordance with the terms of the Agreement. It is agreed that the duties of Escrow Agent are only such as herein specifically provided, being purely of a ministerial nature and Escrow Agent shall incur no liability whatsoever, except for gross negligence, willful misconduct or bad faith.

(b)       Escrow Agent is authorized to rely on any document believed by the Escrow Agent to be authentic in making any delivery of the Escrow Deliverables. He shall have no responsibility for the genuineness or validity of any documents or any other item deposited with him and he shall be fully protected in acting in accordance with the Agreement or valid instruction received.

(c)       Purchaser and Seller hereby waive any suit, claim, demand or cause of action of any kind which they may have or may assert against Escrow Agent arising out of or relating to the execution or performance by Escrow Agent under this Agreement, unless such suit, claim, demand or cause of action is based upon the gross negligence, willful misconduct or bad faith of Escrow Agent.

4.       Delivery into Court. If, at any time, there shall exist any dispute between Purchaser and Seller with respect to the holding or disposition of any portion of the Escrow Deliverables or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent’s sole satisfaction, the proper disposition of any portion of the Escrow Deliverables, or Escrow Agent’s proper actions with respect to his obligations hereunder, or if Purchaser and Seller have not with 30 days of the furnishing by Escrow Agent of a notice of resignation appointed a successor Escrow Agent to act hereunder, Escrow Agent may, in his sole discretion, take either or both of the following actions:

(a)       suspend the performance of any of his obligations under this Escrow Agreement until such dispute or uncertainty be resolved to the sale satisfaction of the Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); provided, however, that Escrow Agent shall continue to hold the Escrow Deliverables in accordance with Section 2.02 hereof; and/or

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(b)       petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Denton County, Texas, for instructions with respect to such dispute or uncertainty, and deliver into the Court the Escrow Deliverables for holding and disposition in accordance with the instructions of such Court.

Escrow Agent shall have no liability to Purchaser, Seller or to any other person with respect to any such suspension of performance or delivery into Court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the distribution of the Escrow Deliverables or any delay in or with respect to any other action required or requested of Escrow Agent.

4A.	Further Agreements.

(a)       Forgiveness of Amounts Due. As further consideration for Purchaser’s entering into this Agreement, Seller hereby agrees that, as part of the Divestiture (as defined below) Seller shall forgive all amounts owed to him by NTCS.

(b)       No Trade Debt. As further consideration for Purchaser’s entering into this Agreement, as of the Closing (as defined below), NTCS shall have no outstanding trade payables, including, without limitation, transfer agent fees, EDGAR agent filing fees and auditor fees.

(c)       Financial Matters. As further consideration for Purchaser’s entering into this Agreement, Seller shall, at or before the Closing (as defined below), deliver, or cause to be delivered, to Purchaser each of the following:

(1)       Login credentials for NTCS’s QuickBooks (or equivalent) account;

(2)       All financial records of NTCS, from inception through the Closing Date (as defined below);

(3)       All bank statements of NTCS, from inception through the Closing Date (as defined below);

(4)       Current EDGAR Codes of NTCS; and

(5)       Contact information for the independent auditor of NTCS.

5.       The Closing; Closing Date. At 10:00 a.m. on the date that is one (1) day immediately following the satisfaction of the conditions precedent set forth in this Agreement, and the other obligations of Purchaser and Seller set forth herein, Escrow Agent shall, on behalf of Purchaser and Seller, consummate this Agreement (the “Closing”) on behalf of Purchaser and Seller. The date of the consummation of this Agreement is referred to as the “Closing Date”.

6.       Consummation of the Closing. At the Closing and subject to the terms and conditions contained herein:

(a)       Deliveries of Purchaser. Purchaser shall deliver the Purchase Price in immediately available funds in the manner set forth in Attachment 1 attached hereto.

(b)       Deliveries of Seller. Seller shall deliver (1) an Assignment, in the form of Attachment 2 attached hereto, (2) an original stock power in favor of Purchaser and either (A) a Medallion Signature Guaranty or (B) documentation waiving the Medallion Signature Guaranty requirement signed by the Company and its transfer agent, Pacific Stock Transfer Co., in form satisfactory to Purchaser, and (3) each of the Lock-up Agreements, duly executed.

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7.       Representations and Warranties of Seller. Seller represents and warrants, as of the date of this Agreement and as of the Closing Date, as follows:

7.01.       Full Disclosure. As of the Closing Date, Seller will have disclosed all events, conditions and facts materially affecting the business and prospects of NTCS known to Seller.

7.02.       Ownership of Subject Securities. Seller is, on the date of this Agreement, and on the Closing Date will be, the lawful owner of the Subject Securities. Seller has the legal right and power to sell, assign and transfer the Subject Securities. The delivery of the Subject Securities to Purchaser pursuant to the provisions of this Agreement will transfer valid title to the Subject Securities free and clear of all liens, encumbrances, claims and other restrictions of any kind.

7.03.       Seller an Affiliate. Seller is an affiliate of NTCS.

7.04.       No Legal Disability. Seller is under no legal disability with respect to entering into, and performing under, this Agreement.

7.05.       No Brokers or Finders. All negotiations related to this Agreement on the part of Seller have been accomplished solely by Seller without the assistance of any person employed as a broker or finder. Seller has done anything to give rise to any valid claims against Purchaser.

8.	Representations and Warranties of Purchaser.

8.01.       Acknowledgment of Receipt of Disclosure. Purchaser acknowledges receipt of the disclosure regarding NTCS delivered by Seller pursuant to Section 7.01.

8.02.       No Legal Disability. Purchaser is under no legal disability with respect to entering into, and performing under, this Agreement.

8.03.       Investment Purpose. Purchaser is purchasing the Subject Shares for Purchaser’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that, by making the representations herein, Purchaser does not agree to hold any of the Subject Shares for any minimum or other specific term and reserves the right to dispose of the Subject Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

8.04.       Reliance on Exemptions. Purchaser understands that the Subject Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that Seller is relying upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Subject Securities.

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8.05.       Transfer or Re-sale. Purchaser understands that (a) the sale or resale of the Subject Shares has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Subject Shares may not be transferred unless (1) the Subject Shares are sold pursuant to an effective registration statement under the 1933 Act, (2) Purchaser shall have delivered an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Subject Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (3) the Subject Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of Purchaser who agrees to sell or otherwise transfer the Subject Shares only in accordance with this Section 7.06 and who is an accredited investor, (4) the Subject Shares are sold pursuant to Rule 144 or other applicable exemption or (5) the Subject Shares are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and Purchaser shall have delivered an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions; (b) any sale of such Subject Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Subject Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (c) no person is under any obligation to register such Subject Shares under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Subject Shares may be pledged in connection with a bona fide margin account or other lending arrangement secured by the Subject Shares, and such pledge of Subject Shares shall not be deemed to be a transfer, sale or assignment of the Subject Shares hereunder, and Purchaser in effecting such pledge of Subject Shares shall be not required to provide any person with any notice thereof or otherwise make any delivery to any person pursuant to this Agreement or otherwise.

8.06.       Legend. Purchaser understands that, until such time as the Subject Shares have been registered under the 1933 Act or may be sold pursuant to Rule 144, Rule 144A under the 1933 Act, Regulation S or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Subject Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Subject Shares ):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE/EXERCISABLE] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, REGULATION S, OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

9.	Survival of Representations and Warranties; Expenses.

9.01.       Nature and Survival of Representations and Warranties. The covenants, representations and warranties of Purchaser and Seller shall survive the Closing Date.

9.02.       Expenses. Purchaser and Seller shall pay their respective expenses incurred by them arising out of this Agreement and the transactions contemplated in this Agreement, including, but not limited to, all fees and expenses of their counsel and accountants.

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10.	Termination.

10.01.       Default. Purchaser or Seller may, by written notice, on or at any time prior to the Closing Date, terminate this Agreement by notice to the other party in the event:

(a)       The other party has defaulted under this Agreement by failing to perform any of its covenants and agreements contained in this Agreement; and

(b)       Each default has not been fully cured within three (3) days after receipt of the notice specifying particularly the nature of the default.

10.02.       Delay. If consummation of the transactions contemplated in this Agreement has not occurred by 11:59 p.m., Eastern Time, on October 5, 2026, the party that is not in default in the timely performance of any of its covenants and conditions may terminate this Agreement subsequent to that time by giving written notice of termination to the other party. The written notice of termination shall be effective upon the delivery of the notice in person to the other party or parties or, if served by mail or overnight courier, upon the receipt of the notice by such party or parties.

11.	Miscellaneous.

11.01.       Notices. All notices, requests and other communications to any party hereunder shall be in writing and delivered by e-mail transmission:

if to Purchaser:	c/o eric@newlanpllc.com

if to Seller:	c/o david06cupcea@zohomail.eu

If to Escrow Agent:	eric@newlanpllc.com

or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding business day in the place of receipt.

11.02.       No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns any rights, remedies or liabilities under or by reason of this Agreement.

11.03.       Amendments and Waivers. Any provision of this Agreement may be amended or waived prior to the Closing Date, if, but only if, such amendment or waiver is in writing and is signed by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

11.04.        Cumulative Rights and Remedies. All rights and remedies under this Agreement shall be cumulative, and none shall exclude any other right or remedy at law. Such rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises.

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11.05.       Binding Effect; Benefit; Assignment. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any person other than the parties hereto and their respective successors and assigns. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto; provided, however, that Purchaser shall have the right to assign his rights and delegate his duties hereunder to an entity controlled by him.

11.06.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, without regard to the conflicts of law rules of such state.

11.07.       Counterparts; Effectiveness. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when executed by Purchaser and Seller.

11.08.       Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

11.09.       Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other governmental authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

11.10.       Legal Representation. Each of Purchaser and Seller acknowledges that each has had the opportunity to utilize separate legal counsel with respect to this Agreement.

[ SIGNATURE PAGE FOLLOWS ]

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[ Signature Page to Stock Purchase Agreement ]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SELLER:	PURCHASER:

/s/ Guy Pirotsky	/s/ Sheng YinHao
Guy Pirotsky	Sheng YinHao

AGREED AND ACCEPTED:

ESCROW AGENT:

NEWLAN LAW GROUP, PLLC

By: /s/ Eric Newlan

Eric Newlan

Managing Member

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Attachment 1

Delivered separately.

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Attachment 2

ASSIGNMENT OF SECURITIES

For good and adequate consideration, the receipt and adequacy of which is acknowledged, the undersigned, Guy Pirotsky (“Assignor”), conveys, transfers and assigns to Sheng YinHao (“Assignee”) all of Assignor’s right, title and interest in and to the following securities:

3,000,000 Shares of Common Stock (the “Assigned

Securities”) of Natics Corp., a Wyoming corporation

Assignee accepts such conveyance, transfer and assignment.

This Assignment of Securities is made and received to be effective on the Closing Date of the Stock Purchase Agreement dated as of September 22, 2026, between Assignor and Assignee relating to the Assigned Securities.

ASSIGNOR:	ASSIGNEE:

/s/ Guy Pirotsky	/s/ Sheng YinHao
Guy Pirotsky	Sheng YinHao

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